CONSENT OF CHARLES J. BIRNBERG, CPA, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 1, 2001, in Post-Effective Amendment No. 1 to the Registration Statement (Form SB-2) and the related Prospectus of Tech Laboratories, Inc.


                                              /s/ Charles J. Birnberg
                                              ----------------------------------
                                              Charles J. Birnberg


Hackensack, New Jersey
April 24, 2001